UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): March 20, 2006


                          LEUCADIA NATIONAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    NEW YORK
                 (State or Other Jurisdiction of Incorporation)

                     1-5721                           13-2615557
           (Commission File Number)         (IRS Employer Identification No.)

 315 PARK AVENUE SOUTH, NEW YORK, NEW YORK               10010
  (Address of Principal Executive Offices)             (Zip Code)

                                  212-460-1900
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01     Other Events.

           In connection with the December 2005 sale by Leucadia National Corporation (the "Company") of its subsidiary, WilTel Communications Group, LLC, to Level 3 Communications, Inc. ("Level 3"), the Company received consideration from Level 3 consisting of cash and 115,000,000 shares of newly issued Level 3 common stock (the "Shares"). In accordance with the terms of a registration rights agreement between the Company and Level 3 dated December 23, 2005, Level 3 filed a registration statement covering the Shares, which became effective on December 27, 2005.

           On March 20, 2006, the Company sold all of the Shares under the registration statement for an aggregate pre-tax gain of approximately $37,400,000, which will be reflected in the Company's first quarter results of operations.





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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 22, 2006

                                      LEUCADIA NATIONAL CORPORATION


                                             /s/ Barbara L. Lowenthal
                                             -----------------------------------
                                      Name:  Barbara L. Lowenthal
                                      Title: Vice President











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